Letter To Shareholders                             ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

October 28, 1996

Dear Shareholder:

Throughout 1995, the U.S. bond market enjoyed a sustained broad-based rally which lasted into January 1996. However, since February, domestic bond market returns have generally been negative. The market has been reacting to stronger than expected data on the U.S. economy and the belief that the Federal Reserve may raise interest rates to reduce inflationary pressures.

Although Treasury securities showed a negative return during the period, mortgage obligations were able to post a modest gain as prepayment expectations stabilized. High yield securities continued their strong performance as the strengthening economy provided support for higher prices for these securities.

INVESTMENT RESULTS

For the six months ended August 31, 1996, the Managed Income Fund returned 1.81% on a net asset value basis. The current dividend distribution rate is 9.47% based on the August 31, 1996 market price of $9.50 per share. Over the 12-month period ended August 31, the Fund achieved a total return of 12.89% on a net asset value basis. Given the 135 basis point (1.35%) rise in 10-year Treasury note yields since December 1995, the performance of the Fund has been quite strong. Much of this good relative performance is due to strong positive returns in the high yield sector of the market. Over the past eight months, the total return of the Merrill Lynch High Yield Index has been 4.81%, compared to -1.77% in U.S. Government securities.

The investment guidelines of your Fund, at least 50% in U.S. Government securities and up to 50% in high yielding, lower rated securities allow it to benefit from exposure to both the interest rate and credit cycles of the economy. 1996 is a case in point where performance was hindered by interest rates but benefited from strong performance in the credit sensitive sectors such as high yield.

ECONOMIC REVIEW

Rebounding from a slowdown at the end of 1995, the U.S. economy gathered steam as 1996 progressed. During the first quarter, real growth was 2.0% while final demand increased by a healthy 3.3%. Moreover, consumer confidence improved, debt service burdens remained at manageable levels and retail sales continued to climb. Payroll gains, including February's strong increase of 705,000, ignited concerns over higher inflation, but the comparisons showed employment had risen a moderate 1.5% year-over-year, and hours worked had increased 1.6% year-over-year. The economic resurgence gained strength in the second quarter, led by a rapidly improving labor market. Employment gains averaged 265,000 per month, and total hours worked climbed by an annualized 5.6%. Consumer confidence remained elevated and real household spending continued to grow at a healthy clip. These factors combined to produce overall Gross Domestic Product (GDP) growth of 4.7% for the second quarter.

The most recent data point to an economy that is slowing from its strong first half pace. Retail sales have essentially remained flat and both housing starts and new building permits have fallen sharply from their springtime highs. Furthermore, the August home builders survey posted a decline for the fourth month in a row.

Inflation was boosted this past spring by rising food and energy prices. However, after briefly touching 3% (annualized) in July, Consumer Price Index
(CPI) inflation retreated to 2.9% in August while core CPI (which excludes the volatile food and energy components), estimated at 2.7%, hovered near a

                                                   ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

30-year low. The Federal Reserve has been in a holding pattern since January and is expected to maintain that stance for the foreseeable future.

INVESTMENT OUTLOOK

For the remainder of the year, we expect U.S. economic growth to subside from the rapid pace of the second quarter to a more sustainable level of 2%-2.5%. As this occurs, recent upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges with a tendency toward the lower end of the yield range.

In our forecasted economic and interest rate environment, we do not anticipate any dramatic changes in portfolio strategy. We continue to have a favorable outlook for the high yield sector but believe additional caution will be necessary in selecting individual securities. We currently have no significant shifts in industry or sector weightings driving our security selection; rather we are looking at the market on a credit by credit basis.

Thank you for your continued interest in ACM Managed Income Fund. We look forward to reporting the Fund's progress and market activity to you in the coming months.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman and President

/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

Portfolio Of Investments
August 31, 1996                                    ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

                                                          Principal
                                                            Amount
                                                             (000)         Value
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS-56.3%
 U.S. TREASURY
  SECURITIES-48.8%
 U.S. Treasury Bonds:
  6.25%, 8/15/23.....................................     $ 1,250   $  1,101,952
  12.375%, 5/15/04...................................      32,300     42,706,640
  14.00%, 11/15/11...................................       8,700     13,044,562
 U.S. Treasury Notes:
  6.00%, 8/31/97.....................................      10,000     10,006,250
  6.25%, 7/31/98.....................................       2,600      2,596,750
  7.00%, 7/15/06.....................................      25,000     25,101,550
  8.125%, 8/15/19....................................      12,500     13,656,250
 U.S. Treasury Strips:
  Zero coupon, 5/15/09...............................       2,880      1,165,856
  Zero coupon, 5/15/10...............................      19,130      7,164,166
  Zero coupon, 5/15/14...............................      65,100     17,899,701
                                                                    ------------
 Total U.S. Treasury Securities
  (cost $138,913,394)................................                134,443,677
                                                                    ------------
 FEDERAL AGENCY
  SECURITIES-7.5%
 Federal National Mortgage
  Association
  Zero Coupon, 10/09/19,
  REMIC..............................................      20,075      3,520,954
 Government National
  Mortgage Association
  7.50%, 5/15/26.....................................      17,434     17,003,618
                                                                    ------------
 Total Federal Agency
  Securities
  (cost $21,116,371).................................                 20,524,572
                                                                    ------------

 Total U.S. Government and
  Agency Obligations
  (cost $160,029,765)................................                154,968,249
                                                                    ------------


Moody's                                                   Principal
Investor                                                   Amount
Ratings+                                                   (000)         Value
--------------------------------------------------------------------------------
    CORPORATE OBLIGATIONS-49.4%
    BASIC INDUSTRIES-1.9%
Caa  Terex Corp.,
      13.75%, 5/15/02 (a)(b).........................     $ 5,000   $  5,250,000
                                                                    ------------

    BROADCASTING
    & CABLE-9.0%
B3   Allbritton Communications Co.,
      9.75%, 11/30/07 (a)............................       5,000      4,662,500
B3   Galaxy Telecom L.P.,
      12.375%, 10/01/05..............................       1,500      1,560,000
B2   Intermedia Capital Partners,
      11.25%, 8/01/06 (a)............................       5,000      5,087,500
B2   Park Broadcasting Inc.,
      11.75%, 5/15/04 (a)............................       3,000      3,427,500
B3   Pegasus Media &
      Communications,
      12.50%, 7/01/05 (a)............................       4,000      4,260,000
B1   Telemundo Group, Inc.,
      7.00%, 2/15/06 (c).............................       6,000      5,617,500
                                                                    ------------
                                                                      24,615,000
                                                                    ------------

    CHEMICALS-1.5%
B3   Sterling Chemicals, Inc.
      11.75%, 8/15/06................................       4,000      4,120,000
                                                                    ------------

    CONSUMER PRODUCTS
    & SERVICES-3.8%
Caa  Apparel Retailers Inc.,
      12.75%, 8/15/05 (f)............................       5,000      4,012,500
B3   Eye Care Centers,
      12.00%, 10/01/03...............................       3,000      3,180,000
B2   Park Newspapers Inc.,
      11.875%, 5/15/04 (a)...........................       3,000      3,378,750
                                                                    ------------

                                                                      10,571,250
                                                                    ------------

Portfolio Of Investments (continued)               ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

Moody's                                               Principal
Investor                                               Amount
Ratings+                                                (000)        Value
--------------------------------------------------------------------------------
    INDUSTRIAL-3.4%
B3   Alpine Group, Inc.,
      12.25%, 7/15/03............................     $2,700   $ 2,821,500
B3   Haynes International, Inc.,
      11.625%, 9/01/04...........................      5,000     4,962,500
B3   MVE, Inc.,
      12.50%, 2/15/02............................      1,500     1,582,500
                                                               -----------
                                                                 9,366,500
                                                               -----------

    LEISURE &
     ENTERTAINMENT-4.9%
B2   Alliance Gaming Corp.,
      12.875%, 6/30/03...........................      5,000     4,950,000
B3   American Skiing Corp.,
      12.00%, 7/15/06 (a)........................      3,000     2,910,000
NR   Showboat Marina Casino,
      13.50%, 3/15/03 (a)........................      5,000     5,375,000
                                                               -----------
                                                                13,235,000
                                                               -----------

    MANUFACTURING-1.0%
B3   Tokheim Corp.,
      11.50%, 8/01/06 (a)........................      2,500     2,543,750
                                                               -----------
    NATURAL RESOURCES-1.8%
B3   Royal Oak Mines Inc.,
      11.00%, 8/15/06 (a)........................      5,000     5,000,000
                                                               -----------
    OIL & GAS-6.2%
Caa  Deep Tech International, Inc.,
      12.00%, 12/15/00...........................      3,500     3,530,625
B3   Kelley Oil & Gas Corp.,
      13.50%, 6/15/99............................      5,120     5,580,800
B2   TransTexas Gas Corp.,
      11.50%, 6/15/02............................      7,550     7,965,250
                                                               -----------
                                                                17,076,675
                                                               -----------
    PLASTICS-2.0%
B3   Crain Industries, Inc.,
      13.50%, 8/15/05 (a)........................      5,000     5,375,000
                                                               -----------
    SUPERMARKETS-3.3%
B2   Jitney-Jungle Stores,
      12.00%, 3/01/06............................      4,000     4,190,000
B3   Ralphs Grocery Co.,
      11.00%, 6/15/05............................      5,000     4,900,000
                                                               -----------
                                                                 9,090,000
                                                               -----------

                                                      Shares or
Moody's                                               Principal
Investor                                               Amount
Ratings+                                                (000)        Value
--------------------------------------------------------------------------------
    TECHNOLOGY-4.4%
Ba1  Advanced Micro Devices,
      11.00%, 8/01/03.............................    $5,000   $  5,075,000
B3   Exide Electronics Group, Inc.,
      11.50%, 3/15/06 (a).........................     2,000      1,970,000
     UNISYS Corp.:
NR    12.00%, 4/15/03,
      Series B....................................     1,200      1,230,000
B1    12.00%, 4/15/03 (a).........................     3,800      3,895,000
                                                               ------------
                                                                 12,170,000
                                                               ------------
    TELECOMMUNICATIONS-3.2%
NR   IXC Communications, Inc.,
      12.50%, 10/01/05 (a)(d).....................     3,000      3,086,250
B3   Millicom International
      Cellular S.A.,
      13.50%, 6/01/06 (a)(f)......................     5,000      2,700,000
B3   Wireless One Inc.,
      13.50%, 8/01/06 (f).........................     6,000      3,120,000
                                                               ------------
                                                                  8,906,250
                                                               ------------
    TEXTILES-1.2%
B1   CMI Industries, Inc.,
      9.50%, 10/01/03.............................     3,800      3,372,500
                                                               ------------
    TRANSPORTATION-1.8%
Ba2  Stena AB,
      10.50%, 12/15/05............................     5,000      5,075,000
                                                               ------------
     Total Corporate Obligations
      (cost $131,718,504).........................              135,766,925
                                                               ------------
    YANKEE OBLIGATIONS-3.8%
B1   Grupo Industrial Durango,
      12.625%, 8/01/03............................     3,000      3,168,750
Ba3  Grupo Televisa S.A.,
      Series B,
      11.875%, 5/15/06 (a)........................     7,000      7,385,000
                                                               ------------
     Total Yankee Obligations
      (cost $10,122,500)..........................               10,553,750
                                                               ------------
NON-CONVERTIBLE
 PREFERRED STOCK-0.0%
 Cablevision Systems Corp.
  11.125%, Series M (g)
  (cost $36,833)..................................       364         34,125
                                                               ------------

Portfolio Of Investments (continued)               ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

                                        Shares   Value

---------------------------------------------------------
 COMMON STOCKS & OTHER
    INVESTMENTS-0.1%
    Exide Electronics Groups, Inc.
     Warrants, expiring
     3/15/06 (e)(g).................     2,000  $ 40,000
    Eye Centers
     Warrants, expiring
     10/1/01 (e)(g).................     3,000    30,000
    Pegasus Media &
      Communications (g)............       400   240,000
                                                --------
    Total Common Stocks &
      Other Investments
      (cost $58,653)................             310,000
                                                --------


                                        Value

---------------------------------------------------------
TOTAL INVESTMENTS-109.6%
 (cost $301,966,255)...........      $301,633,049
Other Assets less
 liabilities-(9.6%)............       (26,385,122)
                                     ------------
NET ASSETS-100.0%                    $275,247,927
                                     ============

--------------------------------------------------------------------------------
 +   Unaudited.
(a) Restricted security (See Note A). These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1996, the market value of these securities aggregated $66,306,250 or 24.1% of net assets.
(b) Rights are attached. The rights entitle the subscriber to four shares of Common Stock for each right.
(c)  Stated rate in effect until 2/15/99, 10.50% thereafter until maturity.
(d) Security will have an increased rate of 0.50% until registration under Rule 144A of the Securities Act of 1933 becomes effective. At that time interest will accrue at the rate shown.
(e) Warrants entitle the Fund to purchase a predetermined number of shares of stock at a predetermined price until the expiration date.
(f) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.
(g)  Non-income producing security.
     Glossary of Terms:
     NR - Not Rated.
     REMIC - Real Estate Mortgage Investment Conduit.

See notes to financial statements.

Statement Of Assets And Liabilities
August 31, 1996                                    ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

ASSETS
 Investments in securities, at value (cost $301,966,255).......................  $301,633,049
 Cash..........................................................................     8,148,297
 Interest receivable...........................................................     5,683,040
 Prepaid expenses and other assets.............................................        79,831
                                                                                 ------------
 Total assets..................................................................   315,544,217
                                                                                 ------------

LIABILITIES
 Payable for investment securities purchased...................................    39,931,868
 Advisory fee payable..........................................................       150,149
 Administrative fee payable....................................................        46,200
 Accrued expenses and other liabilities........................................       168,073
                                                                                 ------------
 Total liabilities.............................................................    40,296,290
                                                                                 ------------
NET ASSETS.....................................................................  $275,247,927
                                                                                 ============

COMPOSITION OF NET ASSETS
 Preferred Stock, $.01 par value per share; 1,900 shares Remarketed Preferred
  Stock authorized, 950 shares issued and outstanding at $100,000 per share liquidation preference.......................................................  $ 95,000,000
 Common Stock, $.01 par value per share; 299,998,100 shares
  authorized, 21,552,979 shares issued and outstanding.........................       215,530
 Additional paid-in capital....................................................   193,644,060
 Undistributed net investment income...........................................     1,892,480
 Accumulated net realized loss.................................................   (15,170,937)
 Net unrealized depreciation of investments                                          (333,206)
                                                                                 ------------
                                                                                 $275,247,927
                                                                                 ============

NET ASSET VALUE PER SHARE OF COMMON STOCK
 ($275,247,927 less Remarketed Preferred Stock at liquidation value of $95,000,000 divided by 21,552,979 shares of Common
 Stock outstanding)                                                                     $8.36
                                                                                        =====
---------------------------------------------------------------------------------------------

See notes to financial statements.

Statement Of Operations
For the Year Ended August 31, 1996                 ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest.............................................              $28,684,119
                                                                    -----------
EXPENSES
 Advisory fee.........................................  $ 1,795,410
 Administrative fee...................................      552,434
 Remarketed Preferred Stock-remarketing agent's fees..      241,458
 Transfer agency......................................      114,537
 Audit & legal........................................      106,014
 Custodian............................................       41,625
 Directors' fees and expenses.........................       41,604
 Registration fees....................................       34,452
 Reports and notices to shareholders..................       31,631
 Taxes................................................       17,625
 Miscellaneous........................................       23,927
                                                        -----------
 Total expenses.......................................                3,000,717
                                                                    -----------
 Net investment income................................               25,683,402
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on investment transactions.........                1,247,689
 Net change in unrealized appreciation of investments.                 (527,220)
                                                                   -----------
 Net gain on investments..............................                  720,469
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS............              $26,403,871
                                                                    ===========


Statement Of Changes In Net Assets
--------------------------------------------------------------------------------

                                                                            For the Year Ended August 31,
                                                                            -----------------------------
                                                                                1996            1995
                                                                            ------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS
 Net investment income....................................................  $ 25,683,402   $ 24,726,552
 Net realized gain (loss) on investment transactions......................     1,247,689     (1,038,747)
 Net change in unrealized appreciation of investments.....................      (527,220)     7,548,130
                                                                           ------------   ------------
 Net increase in net assets from operations...............................    26,403,871     31,235,935

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS
 Common Stock:
 Dividends from net investment income.....................................   (17,586,112)   (17,251,646)
 Distributions in excess of net investment income.........................         --0--     (1,754,800)
 Tax return of capital distribution.......................................         --0--     (3,432,274)
 Remarketed Preferred Stock:
 Dividend from net investment income......................................    (4,308,241)    (5,638,469)

COMMON STOCK TRANSACTIONS
 Reinvestment of dividends resulting in the issuance of Common Stock......     4,169,410      5,391,850
                                                                            ------------   ------------
 Total increase...........................................................     8,678,928      8,550,596

NET ASSETS:
 Beginning of year........................................................   266,568,999    258,018,403
                                                                            ------------   ------------
 End of year (including undistributed net investment income of $1,892,480
  at August 31, 1996).....................................................  $275,247,927   $266,568,999
                                                                            ============   ============
-------------------------------------------------------------------------------------------------------

See notes to financial statements.

Notes To Financial Statements
August 31, 1996                                    ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

NOTE A:  Significant Accounting Policies

ACM Managed Income Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1.  Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2.  Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3.  Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4.  Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") an advisory fee equal to an annualized rate of .65 of 1% of the average adjusted weekly net assets of the Fund during the month.

On November 28, 1995, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser whereby the Fund reimburses AFS for costs relating to servicing calls for the Fund. The Fund reimbursed AFS $5,962 during the year ended August 31, 1996 relating to shareholder servicing costs.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to an annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares financial and regulatory reports for the Fund and provides clerical and other services.

Notes To Financial Statements (continued)          ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

NOTE C:  Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities, short-term investments and options) aggregated $631,588,106 and $624,012,630 respectively, for the year ended August 31, 1996. At August 31, 1996 the cost of investments for federal income tax purposes was $306,541,394. Accordingly, gross unrealized appreciation of investments was $6,096,277 and gross unrealized depreciation of investments was $11,004,622, resulting in net unrealized depreciation of $4,908,345.

For federal income tax purposes, the Fund had a capital loss carryforward at August 31, 1996 of $9,505,219 of which $6,192,707 will expire in 2003 and
$3,312,512 expires in 2004.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the Fund's next fiscal year. In accordance with the Internal Revenue Code, the Fund incurred and will elect to defer long-term capital losses of approximately $1,090,579 until fiscal 1997.

--------------------------------------------------------------------------------

NOTE D:  Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized.

Common Stock

There are 21,552,979 shares of common stock outstanding at August 31, 1996. During the years ended August 31, 1996 and August 31, 1995 the Fund issued 479,992 and 668,127 shares respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock

The Fund has issued and outstanding 950 shares of Remarketed Preferred Stock each at a liquidation value of $100,000 per share. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. Commencing on June 6, 1996, the Remarketed Preferred Stock had a rate of 5.55% set for a special dividend period of 189 days.

Financial Highlights                               ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

Selected Data For a Share Of Common Stock Outstanding Throughout Each Year

                                                                Year Ended August 31,
                                               ------------------------------------------------------
                                                   1996       1995       1994        1993       1992
                                                   ----       ----       ----        ----       ----
Net asset value, beginning of year...........  $   8.14   $   7.99   $  10.79    $   9.32   $   8.39
                                               --------   --------   --------    --------   --------
Income From Investment Operations
---------------------------------
Net investment income........................      1.20       1.18       1.16        1.18       1.33
Net realized and unrealized gain (loss) on
  investments and option transactions........       .04        .30      (1.07)       1.63        .83
                                               --------   --------   --------    --------   --------
Net increase in net asset value from
  operations.................................      1.24       1.48        .09        2.81       2.16
                                               --------   --------   --------    --------   --------

Less: Distributions
-------------------
Distributions to common shareholders:
  Dividends from net investment income.......      (.83)      (.83)     (1.09)      (1.08)      (.98)
  Distributions from net realized gain on
      investments............................     --0--      --0--      (1.48)       (.09)     --0--
  Distributions in excess of net investment
      income.................................     --0--       (.09)      (.09)      --0--      --0--
  Tax return of capital distribution.........     --0--       (.16)      (.04)      --0--      --0--
Distributions to preferred shareholders:
  Common Stock equivalent of dividends
      paid to Remarketed Preferred
      shareholders...........................      (.19)      (.25)      (.19)       (.17)      (.24)
                                               --------   --------   --------    --------   --------
Total dividends and distributions............     (1.02)     (1.33)     (2.89)      (1.34)     (1.22)
                                               --------   --------   --------    --------   --------
Tender offer costs...........................     --0--      --0--      --0--       --0--       (.01)
                                               --------   --------   --------    --------   --------
Net asset value, end of year.................  $   8.36   $   8.14   $   7.99    $  10.79   $   9.32
                                               ========   ========   ========    ========   ========
Market value, end of year....................  $  9.500   $  9.375   $  8.875    $ 11.375   $ 10.250
                                               ========   ========   ========    ========   ========

Total Return
------------
Total investment return based on: (a)
  Market value...............................     11.39%     20.63%       .66%      24.82%     36.73%
  Net asset value............................     12.89%     16.34%     (4.42%)     30.22%     24.10%

Ratios/Supplemental Data
------------------------
Net assets, end of year (000's omitted)......  $275,248   $266,569   $258,018    $301,379   $267,580
Ratio of expenses to average net assets (b)..      1.09%      1.07%      1.14%       1.05%      1.09%
Ratio of net investment income to average
  net assets (b).............................      9.30%      9.69%      8.32%       8.06%      9.54%
Portfolio turnover rate......................       360%       392%       366%        490%       630%
-----------------------------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(b) The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.

Report Of Ernst & Young LLP
Independent Auditors                               ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
ACM Managed Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Income Fund, Inc., including the portfolio of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Income Fund, Inc. at August 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


New York, New York
October 3, 1996

Additional Information                             ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

    (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

    (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

                                                   ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, a Senior Vice President of the Fund.

Supplemental Proxy Information

The Annual Meeting of Shareholders of The ACM Managed Income Fund Inc. was held on Friday, May 24, 1996. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                    Shares       Shares Voted
                                                                  Voted For    Without Authority
---------------------------------------------------------------------------------------------------
1. To elect directors:           Class Two Directors
                                 (term expires in 1999)
                                 David H. Dievler                  19,712,601            335,836
                                 Dr. James M. Hester               19,703,943            344,494
                                 The Hon. Dr. James D. Hodgson     19,701,359            347,078

                                                      Shares       Shares Voted        Shares Voted
                                                     Voted For        Against            Abstain
---------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
as the Fund's independent auditors for the Fund's
fiscal year ending August 31, 1996:                  19,735,449        77,778            235,210


                                                   ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

Board Of Directors

John D. Carifa, Chairman and President
Ruth Block
David H. Dievler
James R. Greene
Donald J. Robinson
Dr. James M. Hester
Hon. James D. Hodgson
Clifford L. Michel
Robert C. White


Officers

Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller


Administrator
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095


COMMON STOCK:
CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


PREFERRED STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
IBJ Schroder Bank & Trust Co.
1 State Street
New York, NY 10004


INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Income Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Managed Income Fund, Inc.
Summary of General Information

The Fund

ACM Managed Income Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide investors with a high level of total return by seeking both high current income and capital appreciation. In seeking this objective the Fund will invest primarily in U.S. Government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including options and futures contracts.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds".


Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

ACM Managed Income Fund, Inc.
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital  [LOGO](R)
Investing without the Mystery /SM/

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

MIFAR


                                      ACM
                            -----------------------
                                    Managed
                            -----------------------
                                  Income Fund
                            -----------------------


                                Annual Report
                                August 31, 1996

                                        [LOGO]  Alliance (R)
                                        Investing without the Mystery /SM/